SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                 March 28, 2001


                                    37Point9
             (Exact Name of Registrant as Specified in its Charter)


         Nevada                      000-29989               86-0889096
(State or other jurisdiction       (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification No.)


        2950 Flamingo Rd., Suite F, Las Vegas, NV                89121
        (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:       (702) 214-8440


                            Great Basin Water Company
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

     On March 28, 2001 the Company executed a letter of intent with Neo Net Marketing, LLC and received a letter of committment from Corporate Development Strategies, Inc. of Frankfort, Indiana. The letter of intent confirms that 37Point9 and Neo Net Marketing, LLC desire to combine their Internet related businesses, will work towards concluding the merger of the two businesses, and will work towards satisfying the requirements of the funding proposal set forth in the letter of commitment provided by Corporate Development Strategies, Inc. The letter of intent and letter of committment are included herewith as exhibits. The Company has also included its press releases associated with the letters of intent and committment as exhibits.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)     Financial Statements of Business Acquired.

             Not applicable.

     (b)     Pro Forma Financial Information.

             Not applicable.

     (c)     Exhibits.

             Exhibit  2.1     Letter of Intent to Merge, dated March 28, 2001

             Exhibit  2.2     Letter of Commitment, dated March 28, 2001

             Exhibit 99.1     Press Release re: Intent to Merge

             Exhibit 99.2     Press Release re: Funding


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    37Point9



Date:  April 10, 2001               By: /s/ Ray Warren
                                    -----------------------------------------
                                    Name: Ray Warren
                                    Title: Chairman of the Board of Directors










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